SCHEDULE 14 A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ______X______

Filed by a Party other than the Registrant _________

Check the appropriate box:

____  Preliminary Proxy Statement

__X_  Definitive Proxy Statement

____  Definitive Additional Materials

____  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

FLORIDA EAST COAST INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

__X__  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
       or 14a-6(j)(2)

_____ $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

_____  Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11

                 FLORIDA EAST COAST INDUSTRIES, INC.
                      1650 Prudential Drive
                      Jacksonville, FL 32207

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      To Be Held May 18, 1994

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the
Stockholders of Florida East Coast Industries, Inc. (Industries) will be held at the corporate office of the Company in the duPont Center Building, 1650 Prudential Drive, Jacksonville, Florida, on Wednesday, May 18, 1994, at
10:30 A.M., Eastern Daylight Saving Time, for the following purposes, namely:

      1. To elect a Board of twelve (12) directors for the ensuing year and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 31, 1994, are entitled to notice of and to vote at the meeting. The transfer books will not be closed for this meeting.

      All Stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. The holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum.

      Industries' Proxy Statement is submitted herewith and contains important information regarding the matters to be acted on at the Annual Meeting. The Annual Report to Stockholders for the year ended December 31, 1993, has either been mailed previously or is enclosed herewith.

By Order of the Board of Directors.

T.N. Smith
Secretary

Dated:  Jacksonville, Florida
        April 8, 1994

WHETHER YOU INTEND TO ATTEND THE MEETING OR NOT, PLEASE SIGN AND
RETURN THE PROXY ENCLOSED WITH THIS NOTICE AT YOUR EARLIEST CONVENIENCE. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED.

                   FLORIDA EAST COAST INDUSTRIES, INC.
                         1650 Prudential Drive
                       Jacksonville, Florida 32207

                           PROXY STATEMENT

     This Proxy Statement is being mailed or otherwise furnished to Stockholders on or about April 8, 1994, in connection with the solicitation by the Board of Directors of Florida East Coast Industries, Inc. (Industries), a Florida corporation, of proxies to be voted at the Annual Meeting of Stockholders of Industries to be held on May 18, 1994, and at any adjournment thereof (the Annual Meeting).

     The address of Industries is 1650 Prudential Drive,
Jacksonville, Florida 32207, and the telephone number is 904/396-6600.

          MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

     At the Annual Meeting, the Stockholders of Industries will elect directors to serve for the ensuing year.

             SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is being solicited by Order of the Board of Directors of Industries for use in connection with the Annual Meeting of Industries' Stockholders to be held May 18, 1994. The expense of printing and mailing this Proxy Statement will be borne by Industries. In addition to solicitation of proxies by mail, Industries may reimburse brokers and other nominees for the expenses of forwarding proxy materials to the beneficial owners of stock held in their names. Directors, officers, and employees of Industries may solicit proxies on behalf of the Board of Directors personally, by mail, by telephone, or by telegraph, but it is estimated that the expense of any such solicitation will be nominal, and that no compensation will be paid specifically for such solicitation.

     A proxy may be revoked by a Stockholder at any time prior to its being voted by written notice to the Secretary of Industries or by attendance and voting in person at the Annual Meeting by ballot. If a proxy is properly signed and is not revoked by the Stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the Stockholder. If no instructions are given, proxies will be voted in favor of the election of the nominees as directors.

        VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The Board of Directors of Industries has fixed March 31,
1994, as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of that date, Industries had 9,000,000 outstanding shares of Common Stock, which is its only voting security. These shares were held by approximately 942 Stockholders of record on March 11, 1994.

     The following table sets forth information as of March 1, 1994, with respect to persons known to Industries to be the beneficial owners of more than 5% of its outstanding Common
Stock:

                                   Nature of
                                   Beneficial         No. of       Percent of
Names and Addresses                Ownership         Shares        Class (1)

Nemours Foundation (2)             Sole Voting &
P.O. Box 1380                      Dispositive
Jacksonville, FL 32201             Power             450,224        5.0%

St. Joe Industries, Inc. (3)       Sole Voting &
P.O. Box 1380                      Dispositive
Jacksonville, FL 32201             Power           4,902,304 (4)   54.5%

Heine Securities Corp. (5)         Sole Voting &
51 J.F.K. Parkway                  Dispositive
Short Hills, NJ 07078              Power             571,400       6.4%


(1) All percentages shown are rounded to the nearest one-tenth of one percent.

(2) As of March 1, 1994, the following persons were directors of the Nemours Foundation: Jacob C. Belin, Thomas S. Coldewey, Alfred duPont Dent, Winfred L. Thornton, and corporate director, NationsBank of Florida, represented by J.S. Lord. In such capacities, these directors collectively share voting and dispositive power with respect to Industries' Common Stock owned by the Nemours Foundation and, as such, may be deemed to be beneficial owners of that stock.

(3) As of March 1, 1994, the following persons were directors of St. Joe Industries, Inc.: Jacob C. Belin, E.C. Brownlie, S.D. Fraser, R.E. Nedley, Winfred L. Thornton, and C.F. Zellers, Jr. In such capacities, all directors collectively share dispositive and voting power with respect to Industries' Common Stock owned by St. Joe Industries, Inc. All directors may be deemed to be beneficial owners of Industries' Common Stock owned by St. Joe Industries, Inc.

(4) By virtue of its ownership of approximately 54.5% of the outstanding Industries' Common Stock, St. Joe Industries, Inc., may be deemed to be not only an "affiliate" but also a "parent" of Industries.

(5) Mr. Michael F. Price is President of Heine Securities Corporation ("HSC"), in which capacity he exercises voting control and dispositive power over these securities. Mr. Price, therefore, may be deemed to have indirect beneficial ownership over such securities. Mr. Price advises he has no interest in dividends or proceeds from the sale of such securities, owns no such securities for his own account, and disclaims beneficial ownership of all the securities reported herein by HSC.

               GENERAL INFORMATION FOR STOCKHOLDERS

     Proxy Statement Proposals. Each year the Board of Directors submits to the Stockholders at the Annual Meeting its nominations for election of directors.

     Other proposals may be submitted by the Board of Directors or Stockholders for inclusion in the Proxy Statement for action at the Annual Meeting. Any proposal submitted by a Stockholder for inclusion in the 1995 Annual Meeting Proxy Statement must be submitted in writing and must be received by Industries no later than January 6, 1995. Any such proposals, as well as any questions related thereto, should be directed to the Corporate Secretary.

     Shares Present at 1993 Meeting. At the 1993 Annual Meeting, 88% of the outstanding shares of Industries' Common Stock were present. Of the total shares voted at that meeting, 99.7% were voted for each nominee and 0.3% were withheld from the vote for each nominee.

             PROPOSAL I - ELECTION OF DIRECTORS

     At the Annual Meeting, twelve (12) directors of Industries are to be elected to serve until the next annual election and until their successors are duly elected and qualified.

Vote Required

     Stockholders of Industries are entitled to one vote for each share held by them and have the right to cumulate their votes for the election of directors. Each Stockholder is entitled to as many votes as equals the number of his shares, multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for or among any two or more of them, as he may see fit. The directors elected shall be those twelve (12) persons who receive the greatest number of votes. Management reserves the right to distribute the votes represented by a proxy among one or more of the nominees named below unless contrary instructions are contained in the proxy.

Nominees
     Information concerning the twelve (12) nominees for election as directors, including their principal occupations or employment, the name and principal business or organizations in which such occupations or employment were carried on, positions with Industries and directorships with other companies filing with or regulated by the Commission is contained in the following materials.

     The Board knows of no reason why any nominee for director would be unable to serve as a director. If any nominee should, for any reason, be unable to serve, the shares represented by all valid proxies will be voted for the election of such other person(s) as the Board of Directors may designate, or the Board may reduce the number of directors to eliminate the vacancy.

                               Principal Occupation or Employment
                               for the Past Five Years-Positions
                               with Industries - Other
Name, Director Since, Age      Directorships

Jacob C. Belin                 Former Chairman of the Board,
Director since 1984            St. Joe Paper Company.  Director,
Age 79                         St. Joe Paper Company.  Trustee,
                               Alfred I. duPont Trust.

Thomas S. Coldewey             Retired Vice President, St. Joe
Director since 1984            Paper Company.  Director, St. Joe
Age 81                         Paper Company.  Trustee, Alfred I.
                               duPont Trust.

William E. Durham, Jr.         Vice President, Industries.
Director since 1986
Age 62

Allen C. Harper                Chairman/CEO, Esslinger-Wooten
New Nominee                    -Maxwell, Inc., Realtors, and
Age 49                         President, First Reserve, Inc.
                               (1984-Present).  Director,
                               Tri-County Railroad Authority
                               (1989-Present).

J. Nelson Fairbanks            President and Director, U.S. Sugar
Director since 1989            Corporation.
Age 58

John H. Mercer, Jr.            Retired President, John Mercer
Director since 1984            Terminal Warehouse Company.
Age 80

J.J. Parrish, III              President, Jesse J. Parrish, Inc.
Director since 1993            Vice President and Director,
Age 40                         Nevins Fruit Company.  Director
                               and Treasurer, Parrish Medical
                               Center.  Director, Barnett Bank of
                               Central Florida.

M.E. Rinker, Sr.               Chairman and CEO, M.E. Rinker,
Director since 1984            Sr. Companies (1988).  Former
Age 89                         President and Chairman of the
                               Board of Rinker Materials
                               Corporation for more than
                               five years.

R. Eugene Taylor               President, Mid-Atlantic Banking
Director since 1993            Group NationsBank (1993-Present).
Age 46                         President, NationsBank Florida,
                               (1991-1993).  Executive Vice
                               President, NationsBank, Florida
                               (1989-1991).  Employed by
                               NationsBank since 1969 in various
                               management roles.

W.L. Thornton                  Chairman of the Board and
Director since 1984            President, Industries.  Chairman
Age 65                         and Director, St. Joe Paper
                               Company.  Trustee, Alfred I.
                               duPont Trust.

Raymond W. Wyckoff             Retired Vice President,
Director since 1984            Industries.  Retired President,
Age 70                         Florida East Coast Railway.

Carl F. Zellers, Jr.           Vice President, Industries.
Director since 1984            President, Florida East Coast
Age 61                         Railway and Gran Central
                               Corporation.  Director, St. Joe
                               Industries, Inc.


     The Board of Directors met four times in 1993. All members of the Board of Directors attended 91% of the total number of Board meetings and meetings held by committees on which each served.

     Non-management directors are entitled to a quarterly retainer fee of $1,000, a fee of $650 for each Board meeting attended, and a fee of $200 for each Audit or Compensation Committee meeting attended. Management directors are entitled to a fee of $450 for each Board meeting attended. Members of the Executive Committee receive no fee for meetings of that committee. In addition to these standard fees, directors are reimbursed for transportation and other reasonable expenses incident to attendance at Board and committee meetings.

     In accordance with Industries' By-Laws, the Board of Directors elects from its members the Executive, Audit, and Compensation Committees. The Executive Committee, when the Board of Directors is not in session, has authority to manage the affairs, business, and property of Industries, and is composed of the President (W.L. Thornton), one Vice President (C.F. Zellers, Jr.), and Mr. J.C. Belin.

     The Audit Committee has four members (J.N. Fairbanks, J.H. Mercer, Jr., J.J. Parrish, III, and M.E. Rinker, Sr.) and provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of Industries' internal accounting controls. No member of the Audit Committee may be a member of the Executive Committee or an officer or full-time employee of Industries or any subsidiary or affiliated company. During 1993, the Audit Committee held three meetings.

     The Compensation Committee has four members (J.N. Fairbanks,
J.H. Mercer, Jr., R.E. Taylor, and M.E. Rinker, Sr.).  The
Committee establishes and executes compensation policy and programs for Industries' Executives. For the 1994 Compensation and Performance Review, the Compensation Committee held three meetings.

     Industries has no Nominating Committee.

                     EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for Industries' Executive Officers whose 1993 total annual compensation exceeded $100,000, as well as the total compensation paid to those Executives for the past three years.

Summary Compensation Table

Name and                           Other Annual  All Other
Principal                          Compensation  Compensation
Position          Year  Salary($)      ($)            ($)


W.L. Thornton     1993  30,976(a)   5,130(b)        2,923(c)
President and     1992  29,930(a)   4,789(b)        2,782(c)
CEO               1991  29,200(a)   4,950(b)        2,719(c)

C.F. Zellers, Jr. 1993  129,372     1,668(b)        2,541(c)
Vice President    1992  118,100     2,061(b)        2,372(c)
                  1991  104,000     1,876(b)        2,160(c)


(a) This amount represents 20% of Mr. Thornton's salary. Under arrangement approved by the Board of Directors, Mr. Thornton's salary and expenses are paid by St. Joe Paper Company, with 20% of salary, fringe benefits, and common expenses being billed to and paid by Industries as compensation for his services as President of Industries. Any expenses incurred for the exclusive benefit of either Industries or St. Joe Paper Company are borne 100% by the benefiting corporation.

(b) These amounts include life insurance premiums and the personal use of vehicles owned by Industries.

(c) These amounts represent Industries' matching contribution to a 401(k) Plan.

(d) Industries paid no bonuses nor had any stock award or option programs.

Compensation Committee Report

     The Compensation Committee of the Board of Directors of Florida East Coast Industries, Inc. (Industries) is composed entirely of Directors who are not, and have never been Officers or employees of Industries. The Board designates the members of such Committee.

     The philosophy of the ownership and investors in Florida East Coast Industries, Inc., has historically been to reinvest a major portion of its earnings and cash flow back into the Company, looking towards share appreciation and growth in long-term value. This philosophy continues and is the current goal of the Company. In light of this policy, short-term earnings and stock values may not accurately reflect the real and long-term results of the executive management of the Company. Therefore, the Chief Executive Officer, based upon his personal assessment, recommends salary increases to the Compensation Committee as pertains to the various corporate officers.

     The Compensation Committee members of the Board of Directors were chosen because of their business experience including the diversity of their industry backgrounds and to ensure that the interests of our shareholders are being served as relates to all matters of executive compensation. The Committee reviews the recommendations of the CEO and either approves these recommendations or makes adjustments based upon their judgment of what is the appropriate level of compensation.

     As pertained to the salary adjustments made in 1994 for individual corporate officers, the Committee approved the recommendations of the CEO, which on average represented a three percent increase in the base salaries of the covered executives. In like manner, the Committee reviewed the base salary of the CEO and determined that an adjustment of three percent was appropriate and in keeping with the long-term interests of the Company and its shareholders.

     The Committee recognizes the need to monitor the Company's executive compensation strategy to ensure that management members are rewarded appropriately for their contributions, and that the strategy supports organization objectives and shareholder interests. Program changes will be considered if and when deemed appropriate within the context of these objectives and interests.

J. Nelson Fairbanks, Chairman        M.E. Rinker, Sr., Member
Compensation Committee               John H. Mercer, Jr., Member
December 28, 1993                    R. Eugene Taylor, Member

Stock Performance Graph has been filed under cover of Form SE with the Securities and Exchange Commission.

Industries' Employee Benefit Plan

     On October 19, 1983, Industries adopted a deferred compensation plan (the "Plan"), which became effective January 1, 1984. Pursuant to the Plan, Industries matches voluntary contributions made by participants to a trust maintained for participants in an amount equal to $500 for the first $500 contributed by the participants, $225 for the next $300, $150 for the next $300, and $.25 per $1 for any amount contributed by a participant in excess of $1,100. Participants may elect to make their contributions through a written salary reduction agreement with Industries, but the amount, subject to such agreement, may not exceed 6% of their total compensation per year, as defined in the Plan, and the total amount of contributions by participants to the trust per year may not exceed 10% of their taxable compensation, as defined in the Plan. Any salaried employee who has completed 90-days' service and is not represented by an organization recognized by Industries for purposes of collective bargaining is eligible to participate, assuming that in any given Plan year such employee has performed at least 1,000 hours of service. Each participant's account under the Plan is invested in either one of four mutual funds or Industries' Common Stock as determined by the participant. In 1993, Industries contributed $29,831 to the Plan on behalf of the nine (9) Executive Officers as a group.

Security Ownership of Management

     Shown below is information concerning beneficial ownership of Industries' Common Stock for each director and for all directors and officers as a group as of March 1, 1994. Under rules of the Commission, "beneficial ownership" is deemed to include shares for which the individual, directly or indirectly, has or shares voting and/or dispositive power:

                 Nature of Beneficial                       Percent of
Names            Ownership             No. of Shares         Class (1)

J.C. Belin       Shared Voting/
                 Dispositive Power     5,352,528(2)            59.5%

T.S. Coldewey    Shared Voting/
                 Dispositive Power     5,352,528(2)            59.5%

W.E. Durham, Jr. Sole Voting/
                 Dispositive Power           182
J.N. Fairbanks

A.C. Harper

J.H. Mercer, Jr. Sole Voting/
                 Dispositive Power           100

J.J. Parrish, III

M.E. Rinker, Sr.

R.E. Taylor

W.L. Thornton    Sole Voting/
                 Dispositive Power         5,589
                 Shared Voting/
                 Dispositive Power     5,352,528(2)            59.5%

R.W. Wyckoff     Sole Voting/
                 Dispositive Power           500

C.F. Zellers, Jr.Sole Voting/
                 Dispositive Power         1,859
                 Shared Voting/
                 Dispositive Power     4,902,304(3)            54.5%

12 directors &   Sole Voting/
officers as a    Dispositive Power         8,816
group            Shared Voting/
                 Dispositive Power     5,352,528(4)            59.5%


(1) All percentages shown are rounded to the nearest one-tenth of one percent. Where no percentage is shown, the amount of Industries' Common Stock owned by the beneficial owner listed is less than one-half of one-tenth of one percent (4,500 shares) of all outstanding Industries' Common Stock.

(2) Included 4,902,304 shares or 54.5% of Industries' Common Stock owned by St. Joe Industries, Inc., and 450,224 shares or 5.0% of Industries' Common Stock owned by the Nemours Foundation.

(3)  Includes 4,902,304 shares or 54.5% of Industries' Common
Stock owned by St. Joe Industries, Inc., of which Mr. Zellers is director.

(4) Includes the 4,902,304 and 450,224 listed as beneficially owned by Messrs. Belin, Coldewey, and Thornton and the 4,902,304 listed as beneficially owned by Mr. Zellers, however, reports the same number of shares beneficially owned by these persons only once.

            RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The firm of KPMG Peat Marwick has been Industries' accountant of record since September 1990, and Industries is expected to select that firm for the audit of the current fiscal year's records. It is expected that a representative of KPMG Peat Marwick will be present at the Annual Meeting to answer Stockholders' questions and will be given an opportunity to make a statement.

                            ANNUAL REPORT

     INDUSTRIES WILL PROVIDE WITHOUT CHARGE A COPY OF
INDUSTRIES' ANNUAL REPORT TO THE COMMISSION ON FORM 10-K FOR THE MOST RECENT FISCAL YEAR WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO UPON WRITTEN REQUEST BY A STOCKHOLDER, WHICH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF INDUSTRIES, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF STOCK ENTITLED TO BE VOTED AT THE MEETING. ALL REQUESTS ARE TO BE DIRECTED TO MR. T.N. SMITH, SECRETARY, AND ADDRESSED TO FLORIDA EAST COAST INDUSTRIES, INC., P.O. BOX 1048, ST. AUGUSTINE, FLORIDA 32085-1048.



                          OTHER MATTERS

     The Board of Directors does not know of any other business to be presented to the Annual Meeting; however, if any other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote pursuant to the proxies in accordance with their judgment in such matters.

By Order of the Board of Directors

T.N. Smith
Secretary
Dated:  April 8, 1994

                   FLORIDA EAST COAST INDUSTRIES, INC.

              THIS PROXY IS SOLICITED BY THE BOARD FOR THE
              MAY 18, 1994, ANNUAL MEETING OF STOCKHOLDERS

   The undersigned hereby appoints T.N. Smith and G.P. West and each of them Proxies with power of substitution to vote all shares of stock of Florida East Coast Industries, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Florida East Coast Industries, Inc., to be held at the corporate office of the Company in the duPont Center Building, 1650 Prudential Drive, Jacksonville, Florida, on Wednesday, May 18, 1994, at 10:30 A.M., Eastern Daylight Saving Time, and at any adjournment or adjournments thereof, with discretionary authority, as provided in the Proxy Statement.

1.  THE ELECTION OF DIRECTORS    FOR all nominees listed below
                                 (except as marked to the contrary below)( )

                                 WITHHOLD AUTHORITY to vote for all
                                 nominees listed below ( )

J. BELIN, T. COLDEWEY, W. DURHAM, JR., N. FAIRBANKS, A HARPER, J. MERCER, JR.,
J. PARRISH, III, M. RINKER, SR., R. TAYLOR, W. THORNTON, R. WYCKOFF, C. ZELLERS, JR.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.)
_______________________________________________________________________________

2. For the transaction of such other business as may properly come before the meeting.

                                       Please sign exactly as name appears.
                                       if stock is held in name of joint
                                       holders, each should sign.  If you
                                       are signing as a trustee, executor,
                                       etc., please so indicate.

                                       DATED:________________________, 1994

                                       ____________________________________
                                                     SIGNATURE

                                       ____________________________________
                                             SIGNATURE IF HELD JOINTLY
                                       Please mark, sign, date, and mail
                                       this card promptly in the postage
                                       prepaid return envelope provided.